UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

November 9, 2004

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Agreement.

On November 16, 2004, the Con Edison Retirement Plan (the “Plan”) was amended and restated. The Plan covers substantially all of the employees of Consolidated Edison. Inc.’s regulated utility subsidiaries, Consolidated Edison Company of New York, Inc. (“Con Edison of New York”) and Orange and Rockland Utilities, Inc., and employees of its unregulated subsidiaries that were formerly employed by Con Edison of New York. The amendments include a change to the calculation of the “final average salary” used to determine the pension benefits of many Con Edison of New York and unregulated subsidiary participants. Effective as of June 30, 2004 for participants covered by Con Edison of New York’s collective bargaining agreement for whom this change is applicable and January 1, 2005 for other participants for whom this change is applicable, final average salary will be the participant’s highest average salary for 48 months (instead of the 60 month period the Plan previously provided) within the final 120 consecutive months prior to retirement. See “Executive Compensation – Pension Plans” in Con Edison’s definitive proxy statement for the Annual Meeting held on May 17, 2004.

2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 9, 2004, Con Edison of New York entered into a Bond Purchase Agreement with New York State Energy Research and Development Authority (“NYSERDA”) and certain underwriters (Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc.) with respect to $99,000,000 aggregate principal amount of NYSERDA’s Facilities Revenue Bonds, Series 2004C (the “Refunding Bonds”). The Refunding Bonds were issued on November 12, 2004 under and secured by a Trust Indenture dated as of November 1, 2004 (the “Indenture”) between NYSERDA and The Bank of New York, as trustee (the “Trustee”). The description in this report of the Indenture and the Refunding Bonds is subject to, and qualified in its entirety by, reference to the Indenture, a copy of which (including the form of the Refunding Bonds) is included as an exhibit to this report.

The Refunding Bonds mature on November 1, 2039 and are subject to optional redemption upon the request of Con Edison of New York at a redemption price equal to 100% of the aggregate principal amount thereof plus accrued and unpaid interest. The Refunding Bonds are subject to mandatory redemption on or after November 12, 2024 if the State of New York, upon furnishing sufficient funds therefore, requires NYSERDA to do so.

The proceeds from the sale of the Refunding Bonds are being used, together with other funds provided by Con Edison of New York to pay the redemption price of the $100,000,000 aggregate principal amount of NYSERDA’s 7 1/8% Facilities Revenue Bonds, Series 1994 A (Consolidated Edison Company of New York, Inc. Project) (the “Prior Bonds”), which have been called for redemption on December 12, 2004. Upon the redemption of the Prior Bonds, Con Edison of New York’s obligation under the promissory note it issued in connection with the Prior Bonds will be terminated.

Pursuant to a Participation Agreement, dated as of November 1, 2004 (the “Participation Agreement”), between NYSERDA and Con Edison of New York, the company issued a promissory note (the “Company Note”) under which the company is obligated to pay to the Trustee amounts sufficient for, together with other amounts held by the Trustee and available under the Indenture for application to, the payment of principal of and premium, if any, and interest on the Refunding Bonds as the same become due and payable. The description in this report of the Participation Agreement and the Company Note is subject to, and qualified in its entirety by, reference to the Participation Agreement, a copy of which (including the form of the Company Note) is included as an exhibit to this report.

The Refunding Bonds initially bear interest at rates that will be determined weekly by designated remarketing agents. The initial weekly rate for the Refunding Bonds was 1.70% per annum. While the Refunding Bonds bear interest at a weekly rate, they may be tendered for purchase by the registered owners thereof. The Refunding Bonds are subject to mandatory tender for purchase in certain cases, including a change in interest rate mode or the replacement of, or failure to timely extend the term of, the irrevocable letter of credit (the “Support Facility”) that has been delivered to the Trustee and will be drawn upon to pay the purchase price of tendered Refunding Bonds in the event that moneys sufficient for such purpose are not available from the proceeds of the remarketing of such bonds. The Support Facility will also be drawn upon to pay the principal or redemption price of, or interest on, the Bonds.when due. The Support Facility expires on November 12, 2009, unless extended in accordance with its terms. Con Edison of New York entered into an agreement pursuant to which it agreed to reimburse the issuer of the Support Facility for amounts it pays under the Support Facility (the “Reimbursement Agreement’).

In connection with the Refunding Bonds, Con Edison of New York agreed to certain covenants with respect to the tax-exempt status of the financing, including covenants with respect to the use of the facilities financed with the proceeds of the Prior Bonds. The company also agreed to provisions for the maintenance of liquidity and credit facilities. The failure to comply with these covenants and other provisions would, except as otherwise provided, constitute an event of default. In the Reimbursement Agreement, the company agreed to certain covenants (including that its ratio of debt to total capital will not at any time exceed 0.65 to 1), the breach of which would constitute an event of default and the company also agreed to include as an event of default, a default in payment of other debt obligations exceeding in the aggregate $100 million. If an event of default were to occur under the Indenture, the Participation Agreement or the Reimbursement Agreement, the principal and accrued interest on the Refunding Bonds might and, in certain circumstances would, become due and payable immediately.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

4.1	Participation Agreement, dated as of November 1, 2004, between NYSERDA and the Company.

4.2	Indenture of Trust, dated as of November 1, 2004 between NYSERDA and The Bank of New York, as Trustee.

10	The Con Edison Retirement Plan, as amended and restated, entered into November 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY
OF NEW YORK, INC.

By:	/s/ Joan S. Freilich
Joan S. Freilich
Executive Vice President and
Chief Financial Officer

DATE: November 16, 2004